UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  07/27/2004

RELIABILITY INC
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-7092

TX	75-0868913
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

P.O. Box 218370
Houston, TX 77218-8370
(Address of Principal Executive Offices, Including Zip Code)

281-492-0550 ext.203
(Registrant’s Telephone Number, Including Area Code)

Items to be Included in this Report

Item 9.    Regulation FD Disclosure

On July 27, 2004 Reliability Incorporated issued a press release announcing earnings for the quarter and six-month periods ended June 30, 2004. A copy of the release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 12.    Results of Operations and Financial Condition

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

RELIABILITY INC

Date: July 27, 2004.	By:	/s/ Carl V. Schmidt
Carl V. Schmidt
Chief Financial Officer, Secretary and Treasurer

Exhibit Index

Exhibit No.	Description
EX-99.1	Second Quarter 2004 Results